UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 1, 2005
MACQUARIE INFRASTRUCTURE COMPANY TRUST
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of
incorporation)

011-32385	20-6196808

Commission File Number	(IRS Employer Identification No.)

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of
incorporation)

011-32384	43-2052503

Commission File Number	(IRS Employer Identification No.)

600 Fifth Avenue, 21st Floor,
New York, New York	10020

(Address of Principal Executive Offices)	(Zip Code)
(212) 548-6538
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR .425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
Effective September 1, 2005, Macquarie Infrastructure Company Trust (the “Trust”) amended and restated its Amended and Restated Trust Agreement to reflect the change in address of the Company’s principal executive offices to 125 West 55th Street, New York, NY 10019 that occurred on August 22, 2005. A copy of the Second Amended and Restated Trust Agreement is attached as Exhibit 3.1 to this Current Report on Form 8-K.
Effective September 1, 2005, Macquarie Infrastructure Company LLC (the “Company”) amended and restated its Amended and Restated Operating Agreement to reflect the change in address of the Company’s principal executive offices to 125 West 55th Street, New York, NY 10019 that occurred on August 22, 2005. A copy of the Second Amended and Restated Operating Agreement is attached as Exhibit 3.2 to this Current Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.

EXHIBIT NO.	DESCRIPTION
3.1	Second Amended and Restated Trust Agreement dated as of September 1, 2005 of Macquarie Infrastructure Company Trust.

3.2	Second Amended and Restated Operating Agreement dated as of September 1, 2005 of Macquarie Infrastructure Company LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST

	By:	MACQUARIE INFRASTRUCTURE COMPANY LLC,
as Sponsor

Date: September 7, 2005		By:	/s/ Peter Stokes

		Name:	Peter Stokes
		Title:	Chief Executive Officer

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date: September 7, 2005		By:	/s/ Peter Stokes

		Name:	Peter Stokes
		Title:	Chief Executive Officer